                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2006

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   333-125593                 13-3291626
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
       Incorporation)                  Number)            Identification Number)

                                 1585 Broadway
                               2nd Floor New York,
                                 New York 10036
                         (principal executive offices)
       Registrant's telephone number, including area code (212) 761-4000
--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14e-4(c))

Item 8.01    Other Events

     On March 28, 2006, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of March 1, 2006, by and between the Company, as

depositor, Wells Fargo Bank, National Association, as the master servicer (the
"Master Servicer"), J.E. Robert Company, Inc., as special servicer (the "Special
Servicer"), U.S. Bank National Association, as trustee of the Trust (the
"Trustee") and LaSalle Bank National Association, as paying agent (the "Paying
Agent") and certificate registrar, providing for the Company's Commercial
Mortgage Pass-Through Certificates, Series 2006-HQ8. The Pooling and Servicing
Agreement is annexed hereto as Exhibit 99.1.

     On March 28, 2006, in connection with the Pooling and Servicing Agreement, the Master Servicer entered into a Sub-Servicing Agreement, dated as of March 1,
2006 (the "Sub-Servicing Agreement"), by and between the Master Servicer and
Laureate Capital LLC, as the sub-servicer. The Sub-Servicing Agreement is annexed hereto as Exhibit 99.2.

     On March 17, 2006, Morgan Stanley Capital I Inc. (the "Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of March 17, 2006, by and between the Company, as purchaser, and LaSalle Bank National Association (the
"LaSalle MLPA") and (b) a Mortgage Loan Purchase Agreement, dated as of March
17, 2006, by and between the Company, as purchaser, and Morgan Stanley Mortgage
Capital Inc. (the "Morgan MLPA"), each in connection with the Company's
Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8. The LaSalle MLPA
is annexed hereto as Exhibit 99.3. The Morgan MLPA is annexed hereto as Exhibit
99.4.

     On March 17, 2006, Morgan Stanley & Co. Incorporated, LaSalle Financial
Services, Inc., Banc of America Securities LLC and Greenwich Capital Markets,
Inc. entered into an Underwriting Agreement, dated as of March 17, 2001 (the
"Underwriting Agreement"). The Underwriting Agreement is annexed hereto as
Exhibit 99.5.

Section 9  Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

             (a) Financial Statements of Business Acquired Not applicable.

             (b) Pro Forma Financial Information Not applicable.

             (c) Exhibits:

Exhibit No.    Description
-----------    -----------
99.1           Pooling and Servicing Agreement, dated as of March 1, 2006, by and between Company, the Master Servicer, the Special Servicer, the Trustee and the Paying Agent.

99.2           Sub-Servicing Agreement, dated as of March 1, 2006, by and between the Master Servicer and Laureate Capital LLC.

99.3           Mortgage Loan Purchase Agreement, dated as of March 17, 2006, by and between the Company and LaSalle Bank National Association.

99.4           Mortgage Loan Purchase Agreement, dated as of March 17, 2006, by and between the Company and Morgan Stanley Mortgage Capital Inc.

99.5           Underwriting Agreement, dated as of March 17, 2006, by and among
               Morgan Stanley & Co. Incorporated, LaSalle Financial Services,
               Inc., Banc of America Securities LLC and Greenwich Capital
               Markets, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 12, 2006

MORGAN STANLEY CAPITAL I INC.

By: /s/ Anthony J. Sfarra
    -------------------------
    Name:  Anthony J. Sfarra
    Title: Vice President